SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


      Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934



Date of Report (date of earliest event            July 17, 1996
reported):




                ATLANTIC COAST AIRLINES, INC.
   (Exact name of registrant as specified in its charter)



     Delaware              0-21976             13-3621051
  (State or other     (Commission File      (I.R.S. Employer
  jurisdiction of          Number)         Identification No.)
   incorporation)



     1 Export Drive, Sterling  VA            20164
   (Address of principal executive         (Zip Code)
               offices)

                       (703) 406-6500
    (Registrant's telephone number, including area code)



                       Not Applicable

    (Former name or former address, if changed since last
                           report)











     Registrant is filing this Form 8-K in connection with the release of its second quarter results. A press release dated July 3 announcing the Registrant's second quarter traffic results and a press release dated July 15 regarding third party financing are also attached.

Registrant hereby incorporates by reference in the report on Form 8-K the following Exhibits:



Exhibit                    Description of Exhibits
Number

  1     Press Release dated July 17, 1996 regarding Atlantic
        Coast Airlines, Inc.

  2     Press Release dated July 3, 1996 regarding Atlantic
        Coast Airlines, Inc.

  3     Press Release dated July 15, 1996 regarding Atlantic
        Coast Airlines, Inc.




































                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                              ATLANTIC COAST AIRLINES, INC.
                              a Delaware corporation


                              By:  /S/ James B. Glennon
                              Name:     James B. Glennon
                              Title:   Senior Vice
                                  President, Chief
                                  Financial Officer,
                                  Treasurer, Assistant
                                  Secretary and Director


Dated this 22nd day of July, 1996.


































             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                       _______________


                          EXHIBITS


                             to

                          FORM 8-K

                            under

             THE SECURITIES EXCHANGE ACT OF 1934

                       _______________


                Atlantic Coast Airlines, Inc.
   (Exact name of registrant as specified in its charter)

























                      INDEX TO EXHIBITS



Exhibit                  Description of Exhibits
Number

  1     Press Release dated July 17, 1996 regarding Atlantic
        Coast Airlines, Inc.

  2     Press Release dated July 3, 1996 regarding Atlantic
        Coast Airlines, Inc.

  3     Press Release dated July 15, 1996 regarding Atlantic
        Coast Airlines, Inc.









































  For Immediate Release                   Contact:  Barron Beneski
  July 17, 1996                           Public Relations
Page 1 of 5                               (703) 406-6500

  ATLANTIC COAST AIRLINES REPORTS RECORD  PROFIT IN SECOND
                           QUARTER

     Second Quarter Highlights          Six Month Highlights
     - Net income: $8.5 million    - Net income: $9.3 million
     - Yield rises 16.4%           - Yield rises 17.9%
     - Earnings per share: $.94    - Earnings per share: $1.04
     - Total revenue increase: 21.6%  - Total revenue increase: 22.4%
     - Break even load factor: 40.2%  - Break even load factor: 40.5%

Sterling, Virginia - Atlantic Coast Airlines, Inc. (NASDAQ:
ACAI) ("ACA"), the parent company of Atlantic Coast Airlines, the United Express carrier in the Eastern U.S., today announced financial and operating results for the second quarter of 1996. ACA reported a net income of $8.5 million, or $.94 per fully diluted share, as compared to a net income of $5.1 million, or $.52 per fully diluted share for the second quarter of 1995. ACA also reported a 21.6% gain in total revenue, to $50.4 million, and a 16.4% increase in yield, to 51.3 cents per revenue passenger mile.

ACA's second quarter operations resulted in a 6.3% increase in total passengers carried, to 396,089, and a 4.7 % increase in revenue passenger miles (RPMs), to 96,679,000. Available seat miles (ASMs) rose 11.3% to 196,870,000, while the Company's load factor declined 3.1 percentage points to 49.1%.

Reviewing the second quarter, Kerry Skeen, ACA's Chief Executive Officer stated, "The second quarter was a period in which ACA set a number of company records for financial performance. Most notable was the $8.5 million net income, the largest quarterly profit in the company's history. ACA also established new marks for operating margin, at 18.3%; for yield performance, which was 51.3 cents for the quarter; and for the Company's lowest-ever break-even load factor of 40.2%."

Skeen added, "No less important than these records is the fact that ACA will be distributing the largest-ever amount of profit sharing to its employees later this month, rewarding the outstanding efforts of those who produced these positive quarterly results. The upcoming profit sharing distribution will mark the fifth consecutive quarter in which ACA's employees have shared in the company's success."

Continuing the review of the second quarter, James Glennon, ACA's Chief Financial Officer stated, "ACA's revenue performance once again highlighted the quarter's financial results. Total operating revenues rose as a result of ACA's continued positive yield performance and passenger traffic increases. ACA's yield gained 16.4%, reaching 51.3 cents, which, when combined with the quarter's increase in total passengers and RPMs, resulted in a 21.6% increase in total operating revenues. As in the first quarter of 1996, we continue to benefit from our internal focus on yield enhancement by posting increases above the industry averages."

For the first six months of 1996, ACA reported a net income of $9.3 million, or $1.04 per fully diluted share, as compared to a net income of $1.9 million, or $.20 per fully diluted share in the first six months of 1995. Total revenue increased 22.4% in the first half of 1996 to $88.2 million versus $72.1 million in the same period in 1995. Yield increased 17.9%, reaching 51.2 cents for the first six months of 1996 versus 43.4 cents in 1995.

ACA's operational results for the first six months reflected a 5.6% increase in total passengers carried, to 695,663, and a 4.1% rise in RPMs, to 169,431,000. ASMs increased 5.2%, reaching 370,625,000, while the Company's load factor declined 0.5 percentage points to 45.7%

ACA also reviewed other recent developments:

- -  In  May,  ACA  named Richard J. Kennedy as the  Company's
General  Counsel.   Mr. Kennedy came  to  ACA  from  British
Aerospace subsidiary JSX Capital, Corp., where he directed legal and financial arrangements for aircraft and airline
transactions.    ACA  stated  that  Mr.   Kennedy's   proven
experience with legal and financial aspects of aircraft leasing and contract negotiations, along with his broad familiarity with ACA's past activities, will add value in making key decisions in the future. Mr. Kennedy holds his J.D. from Georgetown University Law Center and his M.B.A. from NYU's Stern School of Business.

- -  In June, ACA announced that it had reached agreement with
Aero   International  (Regional)  ("AI(R)")  to  allow   the
Company's order for nine J-41 aircraft to convert to options without penalty. ACA stated that the agreement with AI(R) reflected circumstances that did not exist at the time of the original order, such as the availability of a limited
number   of   used  J-41's  and  more  favorable   financing
alternatives.

- - Earlier this week, ACA announced that it had secured third party aircraft financing for two of its existing J-41
aircraft.   The  company stated that  due  to  its  improved
financial position, ACA was able to explore and secure alternative financing arrangements to aircraft manufacturer arranged terms.

ACA is headquartered in Sterling, Virginia and employs over 1,200 aviation professionals, most of whom are based in the Northern Virginia area. The company operates its hub at Washington Dulles International Airport, where it offers nearly 200 departures every business day. From Washington Dulles, ACA serves 40 cities in 16 states with non-stop service. Its route system spans the East Coast from Maine to South Carolina and as far west as Ohio. ACA operates one of the youngest and most modern aircraft fleet in service today, with an average age of approximately 4.3 years.

  Operating Results - Second
            Quarter

                                       1996       1995  % Change
Revenue passenger miles (000's)      96,679     92,322     4.7 %
Available seat miles (000's)        196,870    176,887     11.3%
Load factor                           49.1%      52.2%  (3.1pts)
Passengers                          396,089    372,529     6.3 %
Yield per RPM (cents)                  51.3       44.1    16.4 %
Total revenue per ASM (cents)          23.8       20.5    16.3 %
Operating cost per ASM* (cents)        21.0       20.2   (4.0 %)
Break-even load factor*               40.2%      44.9%   4.7 pts
Average passenger trip length           244        248    (1.6%)

*  Before restructuring charge reversal


  Financial Results - Second
      Quarter (unaudited)
           ($000's)
                                       1996       1995   % Change
Passenger revenue                   $49,565    $40,680    21.8 %
Other revenue                           800        725     10.4%
Total operating revenues             50,365     41,405    21.6 %

Operating expenses before            41,326     35,722     15.7%
restructuring
Restructuring charges                 (164)
(reversals)
Total operating expenses             41,162     35,722     15.2%

Net operating income                  9,203      5,683     61.9%

Non-operating expenses                  293        562   (47.9%)
Income before taxes                   8,910      5,121     74.0%
Income taxes                            446

Net income                           $8,464     $5,121     65.3%

Income per common and common
    equivalent share                  $0.94      $0.52     80.8%

Weighted average number of
common
    and common equivalent             9,005      9,990
shares (000's)


Operating Results - Six Months

                                       1996       1995   % Change
Revenue passenger miles (000's)     169,431    162,730     4.1 %
Available seat miles (000's)        370,625    352,218      5.2%
Load factor                           45.7%      46.2%   (0.5pts)
Passengers                          695,663    658,776     5.6 %
Yield per RPM (cents)                  51.2       43.4    17.9 %
Total revenue per ASM (cents)          23.4       20.1    16.6 %
Operating cost per ASM* (cents)        21.1       19.6   (7.6 %)
Break-even load factor*               40.5%      44.3%   3.8 pts
Average passenger trip length           244        247    (1.4%)
*  Before restructuring charge reversal




Financial Results - Six Months
          (unaudited)
           ($000's)
                                       1996       1995   % Change
Passenger revenue                   $86,696    $70,633    22.7 %
Other revenue                         1,526      1,452      5.1%
Total operating revenues             88,222     72,085    22.4 %

Operating expenses before            78,326     69,191     11.7%
restructuring
Restructuring charges                 (426)
(reversals)
Total operating expenses             77,900     69,191     12.6%

Net operating income                 10,322      2,894

Non-operating expenses                  513        955   (46.3%)
Income before taxes                   9,809      1,939
Income taxes                            482

Net income                           $9,327     $1,939

Income per common and common
    equivalent share                  $1.04      $0.20

Weighted average number of
common
    and common equivalent             8,968      8,800
shares (000's)


ACA's conference call with industry analysts may be heard after 5:30pm (EDT). To access the call, dial 800-633-8284 and enter ACA's ID # - 1847239. The recording will be available for 24 hours.


  Note:   To  retrieve  the latest ACA/United  Express  news
releases, please visit ACA's home page, The Express Lane to The Friendly Skies, on the Internet, at the address:
http://www.AtlanticCoast.com





                            # # #


                     UNITED EXPRESS NEWS


     For Immediate Release         Contact:  Barron Beneski
     July 3, 1996                            Public Relations
     Page 1 of 2                             (703) 406-6500


          ATLANTIC COAST AIRLINES REPORTS JUNE AND
               SECOND QUARTER TRAFFIC RESULTS


Sterling, Virginia - Atlantic Coast Airlines

(Nasdaq/National Market:  ACAI) ("ACA"), the United Express

carrier in the Eastern United States, today announced

preliminary passenger traffic results for the month of June

1996.  During the month, ACA carried 134,372 passengers, a

1.4% increase over June 1995.  ACA generated 32,428,000

revenue passenger miles (RPMs), a decrease of 1.0%, while

available seat miles (ASMs) increased 4.9% to 64,132,000.

The carrier's load factor in June was 50.6%, a 3.0

percentage point decline versus the same month last year.

ACA also reported preliminary passenger traffic results for

the second quarter of 1996.  In the quarter, ACA carried

396,564 passengers, a 6.5% increase over the same quarter in

1995.  RPMs were 96,575,000, an increase of 4.6%, while ASMs were 196,870,000, an 11.3% increase, resulting in a 3.1

percentage point load factor decrease.

"We are disappointed that June's passenger traffic and

operations were negatively affected by the unusually heavy

thunderstorm activity that we recently experienced in the

East," said ACA's CEO Kerry Skeen.  "However, the overall

results for the second quarter were characterized by traffic growth in RPMs and total passengers, as well as continued

strong yield performance."

For the first six months of the year, ACA carried 696,138

passengers, a 5.7% increase over the same six month period

in 1995.  RPMs were 169,327,000, an increase of 4.1%, while

ASMs were 370,725,000, a 5.3% increase, resulting in a 0.5

percentage point load factor decrease.

     Atlantic Coast Airlines - Passenger Traffic Results

                 June 1996 versus June 1995

                    June 1996     June 1995     % Change
Revenue passenger   32,428        32,772        (1.0%)
miles (000)
Available seat      64,132        61,113        4.9%
miles (000)
Load factor         50.6%         53.6%         (3.0) points
Passengers          134,372       132,472       1.4%

       Second quarter 1996 versus Second quarter 1995

                    2nd quarter   2nd quarter   % Change
                    1996          1995
Revenue passenger   96,575        92,322        4.5%
miles (000)
Available seat      196,870       176,887       11.3%
miles (000)
Load factor         49.1%         52.2%         (3.1) points
Passengers          396,564       372,529       6.5%

                Six Months - 1996 versus 1995

                    6 Months      6 Months      % Change
                    1996          1995
Revenue passenger   169,327       162,370       4.1%
miles (000)
Available seat      370,725       352,218       5.3%
miles (000)
Load factor         45.7%         46.2%         (0.5) points
Passengers          696,138       658,776       5.7%

Note: To retrieve the latest ACA/United Express news releases, please visit ACA's home page, The Express Lane to The Friendly Skies, on the Internet, at the address:
http://www.AtlanticCoast.com












For Immediate Release                   Contact:  Barron Beneski
July 15, 1996                                     Public Relations
Page 1 of 2                                       (703) 406-6500

 ATLANTIC COAST AIRLINES SECURES THIRD PARTY  FINANCING FOR
                      TWO J-41 AIRCRAFT


Sterling, Virginia - United Express carrier Atlantic Coast Airlines (Nasdaq/National Market:ACAI) ("ACA"), today announced that it has concluded a third party aircraft financing transaction for two of its Jetstream 41 aircraft with FINOVA Capital Corporation ( NYSE:FNV) ("FINOVA"). The agreement represents ACA's first such financing that was not arranged through an aircraft manufacturer. Under the agreement, Phoenix-based FINOVA purchased the twenty-nine passenger turboprop aircraft and will lease them back to ACA for a ten year and nine month term. The two companies did not disclose the financial details of the transaction.

"The improvement in ACA's financial position enabled us to explore and secure alternative financing arrangements for these two aircraft," said James Glennon, ACA's Chief Financial Officer. "The FINOVA agreement came as a result of ACA's consistent record of profitability over the past fifteen months, as well as our positive outlook going forward. This transaction is indicative of our plans to pursue aircraft financing alternatives for other aircraft in our existing fleet."

The FINOVA Group, Inc., through its principal operating subsidiary FINOVA Capital Corporation, is one of the leading publicly-owned commercial finance companies in the U.S., serving midsize businesses in market niches. With more than $7 billion in assets, the company provides sophisticated secured financing and leasing products ranging generally in size from $500,000 to $35 million. FINOVA's Transportation Finance/Capital Services Department markets to companies that provide transportation equipment and/or services.

ACA is headquartered in Sterling, Virginia and employs over 1,200 aviation professionals, most of whom are based in the Northern Virginia area. The company operates its hub at Washington Dulles International Airport, where it offers nearly 200 departures every business day. From Washington Dulles, ACA serves 40 cities in 16 states with non-stop service. Its route system spans the East Coast from Maine to South Carolina and as far west as Ohio. ACA operates one of the youngest and most modern aircraft fleet in service today, with an average age of approximately 4.3 years.

Note: To retrieve the latest ACA/United Express news releases, please visit ACA's home page, The Express Lane to The Friendly Skies, on the Internet, at the address:
http://www.AtlanticCoast.com

                            # # #